Exhibit 10.1

                        TRIARC BEVERAGE HOLDINGS CORP.
                            1997 STOCK OPTION PLAN


            1.    PURPOSE

            The purpose of the 1997 Stock Option Plan (the "Plan") of Triarc Beverage Holdings Corp. (the "Company") is to promote the interests of the Company and its stockholders by (i) securing for the Company and its stockholders the benefits of the additional incentive inherent in the ownership of the shares of common stock par value $1.00 per share, of the Company (the "Shares") by selected key employees, officers, directors and consultants of the Company and its subsidiaries and affiliates, and Triarc Companies, Inc. (the "Parent") and its other subsidiaries and affiliates who are important to the success and growth of the business of the Company and its subsidiaries and (ii) assisting the Company to secure and retain the services of such persons.

            2.    ADMINISTRATION

                  (a) The Plan shall be administered by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors of the Company (the "Board"). If at any time such a Committee has not been appointed by the Board, the Board shall constitute the Committee. The members of the Committee may be changed at any time and from time to time in the discretion of the Board. Subject to the limitations and conditions hereinafter set forth, the Committee shall have authority to grant Options hereunder, to determine the number of Shares for which each Option shall be granted and the Option price or prices, and to determine any conditions pertaining to the exercise or to the vesting of each Option. The Committee shall have full power to construe and interpret the Plan and any "Option Agreement" (as defined in
Section 6) executed pursuant to the Plan to establish and amend rules for its administration and to establish in its discretion terms and conditions applicable to the exercise of Options. The determination of the Committee on all matters relating to the Plan or any Option Agreement shall be conclusive. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

                  (b) Notwithstanding the foregoing, during any period prior to the consummation of a registered initial public offering of Shares pursuant to an effective registration statement under the Securities Act of 1933, all Option grants shall be made by a committee of at least two (2) directors of the Parent, each of whom is intended to qualify as an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986 (the "Parent Committee") and all other decisions and actions of the Committee shall be subject to the approval of the Parent Committee.


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            3.    SHARES SUBJECT TO THE PLAN

                  (a) The Shares to be transferred or sold pursuant to the exercise of Options granted under the Plan shall be authorized Shares, and may be issued Shares reacquired by the Company and held in its treasury or may be authorized but unissued Shares. Subject to the provisions of Section 12 hereof (relating to adjustments in the number and classes or series of capital stock to be delivered pursuant to the Plan), the maximum aggregate number of Shares to be delivered on the exercise of Options shall be 150,000 representing fifteen percent (15%) of the outstanding Shares as of the "Effective Date" (as defined in Section 21) determined on a fully diluted basis.

                  (b) If an Option expires or terminates or is canceled without consideration for any reason during the term of the Plan and prior to the exercise in full of such Option, the number of Shares previously subject to but not delivered under such Option shall be available for the grant of Options thereafter. To the extent that Shares are tendered in respect of the Exercise
Price of an Option, the number of Shares available under the Plan shall be reduced only by the excess of (i) the number of Shares acquired upon such exercise, over (ii) the number of Shares tendered in respect of the Exercise Price.

            4.    ELIGIBILITY

                  (a) Options may be granted from time to time to key employees, officers, directors and consultants of the Company, the Parent or any of their respective consolidated subsidiaries and affiliates, as defined in this Section
4. From time to time, the Committee shall designate from such eligible employees those who will be granted Options, and in connection therewith, the number of Shares to be covered by each grant of Options. Persons granted Options are referred to hereinafter as "optionees." Nothing in the Plan, or in any grant of Options pursuant to the Plan, shall confer on any person any right to continue in the employ of the Company, the Parent or any of their subsidiaries or affiliates, nor in any way interfere with the right of the Company, the Parent or any of their subsidiaries or affiliates to terminate the person's employment at any time.

                  (b) The term "subsidiary" of the Company or the Parent shall mean, at the time of reference, any corporation organized or acquired (other than the Company and the Parent) in an unbroken chain of corporations beginning with the Company or the Parent, as applicable, if each of the corporations (including the Company and the Parent) other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock, or stock possessing the power to elect a majority of the members of the board of directors, in one of the other corporations in such chain. The term "affiliate" shall mean any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company or the Parent. Notwithstanding any other provision

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of the Plan to the contrary, in no event may the aggregate number of Shares with respect to which Options are granted under the Plan to any individual in any fiscal year exceed 75,000.

                  (c) The term "employment" (including, with correlative meaning, all conjugations thereof) as used in the Plan means (i) with respect to any optionee who is an employee of the Company, the Parent or their respective subsidiaries or affiliates, such optionee's employment and (ii) with respect to any optionee who is a non-employee director, non-employee officer or consultant to the Company, the Parent or their respective subsidiaries or affiliates, such optionee's services as a non-employee director, non-employee officer or consultant.

                        PROVISIONS RELATING TO OPTIONS

            5.    CHARACTER OF OPTIONS

                  (a) Options granted hereunder shall not be incentive stock options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Options granted hereunder shall be "non-qualified" stock options subject to the provisions of Section 83 of the Code.

                  (b) If an Option granted under the Plan is exercised by an optionee, then, at the discretion of the Committee, the optionee may receive a replacement or reload Option hereunder to purchase a number of Shares equal to the number of Shares utilized to pay the exercise price and/or withholding taxes on the Option exercise, with an exercise price equal to the "fair market value" (as defined in Section 7 of the Plan) of a Share on the date such replacement or reload Option is granted, and, unless the Committee determines otherwise, with all other terms and conditions (including the date or dates on which the Option shall become exercisable and the term of the Option) identical to the terms and conditions of the Option with respect to which the reload Option is granted.

            6.    OPTION AGREEMENT

            Each Option granted under the Plan shall be evidenced by a written stock option agreement (an "Option Agreement"), which shall be executed by the Company and by the person to whom the Option is granted. The Option Agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee.

            7.    OPTION EXERCISE PRICE

                  (a) The price per Share to be paid by the optionee on the date an Option is exercised (the "Exercise Price") shall be established by the Committee and included in the Option Agreement evidencing the Option; provided that the Exercise Price per Share shall not be less than 50% of the fair market value per Share as of the date the Option is granted.

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                  (b) For purposes of this Plan,  the "fair market  value" as of any date in respect of any Shares shall mean:

                 (i) If there shall be a public market for the Shares as of such date, then the closing price per Share for the trading day on or on the first trading day immediately subsequent to such date. The closing price for such day shall be (x) as reported on the composite transactions tape for the principal exchange on which the Shares are listed or admitted to trading (the "Composite Tape"), or if the Shares are not reported on the Composite Tape or if the Composite Tape is not in use, the last reported sales price regular way on the principal national securities exchange on which such Shares shall be listed or admitted to trading (which shall be the national securities exchange on which the greatest number of such Shares have been traded during the 30 consecutive trading days commencing 45 trading days before such date), or, in either case, if there is no transaction on any such day, the average of the bid and asked prices regular way on such day, or
(y) if such Shares are not listed on any national securities exchange, the closing price, if reported, or, if the closing price is not reported, the average of the closing bid and asked prices, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); and

                 (ii) If there shall not be a public market for the Shares as of such date, then the fair market value of Shares on such date shall be determined by the Committee, based upon the advice of the Company's independent auditors or other third party appraiser selected by the Committee in its sole discretion, which determination by the Committee shall be binding and conclusive.

            8.    OPTION TERM

            The period after which Options granted under the Plan may not be exercised shall be ten years from the date on which the Option is granted, subject to earlier termination as provided in Section 10 or under any applicable Option Agreement.

            9.    VESTING OF OPTIONS

                  (a) Any Options granted as of the Effective Date (the "Initial Options") will vest and become exercisable in accordance with the following schedule, subject to the optionee's continued employment with the Company or the Parent (or their respective subsidiaries or affiliates) on the indicated vesting date:

      Vesting Date                              Percentage Vested

      July 1, 1999                              33.33%
      July 1, 2000                              33.33%
      July 1, 2001                              33.33%


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                  (b)  Unless  otherwise  provided  by  the  Committee,  Options granted hereunder other than the Initial Options shall vest and become exercisable with respect to 33.33% of the Shares initially subject to the Option on each of the second, third and fourth anniversaries of the date of grant, subject to the optionee's continued employment with the Company or the Parent (or their respective subsidiaries or affiliates) on such vesting dates.

                  (c) Subsequent to the grant of an Option which is not immediately exercisable in full, the Committee may, at any time before complete termination of such Option, accelerate or extend the time or times at which such Option may be exercised in whole or in part, subject to the provisions of
Section 8.

                  (d) Subject to the provisions of Section 10(a), exercisability and vesting of Options is at all times subject to the optionee's continued employment by the Company or the Parent (or their respective subsidiaries or affiliates), and all unvested Options shall terminate immediately upon termination of employment for any reason.

            10.   EXERCISE OF OPTIONS

                  (a) Unless otherwise provided in an applicable Option Agreement, the unexercised portion of any vested Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                         (i)   ten years from the date on which such Option was
granted;

                         (ii)  date of the termination of the optionee's
employment by the Company, the Parent and their respective subsidiaries and affiliates if the optionee's employment is terminated for "Cause" (as defined in Section 10(f));

                        (iii)  ninety (90) days after the date of the
termination of the optionee's   employment  by  the  Company,   the  Parent
and their respective subsidiaries and affiliates if the optionee voluntarily resigns, or if the optionee's employment is terminated without Cause; or

                        (iv) one year after the date of death of the optionee or the date of the termination of the optionee's employment due to "Disability" (as defined in Section 10(f));

                  (b) In the event of an optionee's death, the vested portion of any Options granted to the optionee shall remain exercisable by the optionee's executor or administrator or the person or persons to whom the optionee's rights under this Plan and any

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applicable  Award  Agreement  shall  pass  by will or the  laws of  descent  and distribution, as the case may be, to the extent set forth in Section 10(a).

                  (c) (i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or
(x) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months) or (y) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

                  (ii) Wherever in this Plan or any Option Agreement an optionee is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Optionee may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

                 (iii) The obligation of the Company to deliver Shares upon such exercise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be deemed appropriate by the Committee, including, among others, such steps as counsel for the Company shall deem necessary or appropriate to comply with requirements of relevant securities laws. Such obligation shall also be subject to the condition that the Shares reserved for issuance upon the exercise of Options granted under the Plan shall have been duly listed on any national securities exchange which then constitutes the principal trading market for the Shares.

                  (iv) Notwithstanding any provision of the Plan or any Option Agreement to the contrary, upon the exercise of an Option and payment in full of the exercise price of such Option by any optionee who is, on the date of exercise of such Option, a "covered employee" for purposes of section 162(m) of the Internal Revenue Code of 1986 (the "Code"), no Shares shall be actually acquired by such optionee until the payment of the compensation represented by the delivery of such Shares to the optionee would not be subject to the deduction limitations of section 162(m) of the Code; provided, however, that the foregoing limitation may be waived by the Committee in its sole discretion.

            (d) Except as provided in this paragraph, no Option granted under the Plan shall be assignable or otherwise transferable by the optionee, either voluntarily or

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involuntarily,  except by will or the laws of descent  and  distribution  and an
Option shall be exercisable during the optionee's lifetime only by the optionee. The Committee may in the applicable Option Agreement or at any time thereafter in an amendment to an Option Agreement provide that Options granted hereunder may be transferred with or without consideration by the optionee, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to one or more of:

                        (i) the optionee's spouse, children or grandchildren (including adopted children, stepchildren and grandchildren) (collectively, the "Immediate Family");

                        (ii) a trust solely for the benefit of the optionee and/or his or her Immediate Family;

                        (iii) a partnership or limited liability company, the partners or members of which are limited to the optionee and his or her Immediate Family; or

                        (iv) any other person or entity authorized by the Committee.

(each transferee is hereinafter referred to as a "Permitted Transferee"); provided, however, that the optionee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the optionee in writing that such a transfer would comply with the requirements of the Plan, any applicable Option Agreement and any amendments thereto.

The terms and conditions of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Option Agreement or any amendment thereto to an optionee or grantee shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate; (c) none of the Committee, the Company nor the Parent shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the optionee under the Plan or otherwise; and (d) the events of termination of employment by the Company, the Parent or their respective subsidiaries or affiliates under this Section 10 shall continue to be applied with respect to the original optionee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods specified in Section 10.

            (e) Prior to the consummation of a registered initial public offering of Shares pursuant to an effective registration statement under the Securities Act of 1933, no Shares

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acquired  upon the  exercise  of an Option  shall be  transferable  without  the express written consent of the Committee, which consent may be withheld in the sole discretion of the Committee.

            (f)   For purposes of this Plan:

                  (i) The term "Cause" shall mean "Cause" as defined in any employment agreement then in effect between the optionee and the Company, the Parent or their respective subsidiaries or affiliates, as applicable, or if not defined therein or, if there shall be no such agreement, (i) the optionee's engagement in misconduct which is materially injurious to the Company, the Parent or their respective affiliates, (ii) the optionee's continued failure to substantially perform his duties to the Company, the Parent or their respective subsidiaries or affiliates, as applicable, (iii) the optionee's dishonesty in the performance of his or her duties to the Company, the Parent or their respective subsidiaries or affiliates, as applicable, (iv) the optionee's commission of an act or acts constituting any (x) fraud against, or misappropriation or embezzlement from the Company, the Parent or any of their affiliates, (y) crime involving moral turpitude, or (z) offense that could result in a jail sentence of at least 30 days or (v) the optionee's material breach of any confidentiality or non-competition covenant entered into between the optionee and the Company, the Parent or any of their respective affiliates. The determination of the existence of Cause shall be made by the Committee in good faith, which determination shall be conclusive for purposes of this Agreement; and

                  (ii) The term "Disability" shall mean "Disability" as defined in any employment agreement then in effect between the optionee and the Company, the Parent, or their respective subsidiaries or affiliates, as applicable, or if not defined therein or if there shall be no such agreement, as defined in the Company's or the Parent's long-term disability plan as in effect from time to time, or if there shall be no plan or if not defined therein, the optionee's becoming physically or mentally incapacitated and consequent inability for a period of six (6) months in any twelve (12) consecutive month period to perform his duties to the Company, the Parent or their respective subsidiaries or affiliates, as applicable.

                              GENERAL PROVISIONS

            11.   SHAREHOLDER RIGHTS.

            No optionee shall have any of the rights of a shareholder with respect to any Shares unless and until he or she has exercised his or her Options with respect to such Shares and has paid the full purchase price therefor and until the Shares have been delivered in accordance with the provisions of Section 10(c)(iv), if applicable.


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            12.   CHANGES IN SHARES

            In the event of (i) any split, reverse split, combination of Shares, reclassification, recapitalization or similar event which involves, affects or is made with regard to any class or series of capital stock which may be delivered pursuant to the Plan ("Plan Shares"), (ii) any dividend or distribution on Plan Shares payable in Shares, or (iii) a merger, consolidation or other reorganization as a result of which Plan Shares shall be increased, reduced or otherwise changed or affected, then in each such event the Committee shall, to the extent it deems it to be consistent with such event and necessary or equitable to carry out the purposes of the Plan, appropriately adjust (a) the maximum number of Shares and the classes or series of such Shares which may be delivered pursuant to the Plan, in the aggregate and to any individual, (b) the number of Shares and the classes or series of Shares subject to outstanding Options, (c) the Option price per Share of all Shares subject to outstanding Options, and (d) any other provisions of the Plan, provided, however, that (i) any adjustments made in accordance with clauses (b) and (c) shall make any such outstanding Option as nearly as practicable, equivalent to such Option, as the case may be, immediately prior to such change and (iii) no such adjustment shall give any optionee any additional benefits under any outstanding Option.

            13.   REORGANIZATION

                  (a) In the event that the Company is merged or consolidated with another corporation, or in the event that all or substantially all of the assets of the Company are acquired by another corporation, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion take any or all of the following actions: (i) by written notice to each optionee, provide that his or her Options will be terminated unless exercised within thirty days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice (without acceleration of the exercisability of such Options); and (ii) advance the date or dates upon which any or all outstanding Options shall be exercisable.

                  (b) Whenever deemed appropriate by the Committee, any action referred to in subparagraph (a) above may be made conditional upon the consummation of the applicable Reorganization Event. The provisions of this
Section 13 shall apply notwithstanding any other provision of the Plan and shall be in addition to, and not in lieu of, any action available to the Committee under Section 12 or Section 14.

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            14.   CHANGE OF CONTROL

                  (a) Company Change of Control. Notwithstanding anything in the
Plan to the contrary, in the event that (i) there is an acquisition by any person (other than any member of the "Control Group" as defined in Section 14(c) below) of 50% or more of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors, or (ii) the Board shall be comprised by directors, a majority of whom are individuals who are not nominated by the Board (a "Company Change of Control"), then, upon a termination of an Optionee's employment within one (1) year following the consummation of the Company Change of Control due to (x) a termination by the Company or the Parent or their respective subsidiary or affiliate, as applicable, without Cause or (y) a "Constructive Termination" (as defined in Section 14(c) below), any outstanding Options granted under the Plan will vest and become immediately exercisable.

                  (b) Parent Change of Control. Notwithstanding anything in the Plan to the contrary, upon (i) the acquisition by any person (other than any member of the Control Group) of 50% or more of the combined voting power of the Parent's outstanding securities entitled to vote generally in the election of directors, or (ii) a majority of the directors of the Parent being individuals who are not nominated by the Board (a "Parent Change of Control"), any outstanding Options granted under the Plan will vest and become immediately exercisable. In addition, following the occurrence of a Parent Change of Control, the Company will have the discretion: (1) to cancel outstanding Options in consideration for a cash payment by the Company (or by the Parent in the case of an optionee who is employed directly by the Parent) equal to the excess, if any, of the fair market value of the Shares subject to such Options as of the date of such Parent Change of Control, over the aggregate exercise price of such Options, less applicable withholding taxes and/or (2) to waive the six-month holding period referred to in Section 15(a).

                  (c)   For purposes of the Plan:

                        (i) "Control Group" shall mean any of DWG Acquisition Group, L.P., Nelson Peltz or Peter May or by any person affiliated with such persons (including, without limitation, any spouse, siblings and their spouses and descendants of any of them and any trust, partnership, foundation or other entity established and maintained primarily for the benefit of any of them).

                        (ii) "Constructive Termination" shall mean (i) any substantial diminution in the optionee's title, duties or responsibilities from those enjoyed by the optionee immediately prior to the Company Change of Control or (ii) any material reduction in the aggregate compensation and benefits provided to the optionee from those provided to the optionee immediately prior to the Company Change of Control.


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            15.   PUT RIGHTS

                  (a) Prior to the consummation of a registered initial public offering of Shares pursuant to an effective registration statement under the Securities Act of 1933, if an optionee has exercised an Option and held the Shares acquired upon exercise of the Option for a period of more than six (6) months, such optionee shall have the right to sell all or any portion of the Shares acquired upon exercise of such Option to the Company for a two week period (each, a "Valuation Period") commencing on the date of delivery to the optionee of the annual valuation of the Company prepared by the Company's independent auditors or other third party appraiser selected by the Committee in its sole discretion (the"Annual Valuation"), as of the end of each fiscal year (each, a "Valuation Date"); provided, that Parent may, in its discretion, purchase such Shares in satisfaction of the Company's obligation to make such purchase; provided, further, that such "put right" will expire (i) with respect to any optionee, (x) immediately upon the optionee's termination of employment for Cause, (y) two (2) weeks following the next succeeding Valuation Date in the case of an optionee who has resigned for any reason and (z) immediately upon the optionee's violation of any non-competition restrictions applicable during the optionee's employment and for nine (9) months thereafter and (ii) with respect to all optionees, two (2) weeks following the Valuation Date next succeeding the date that the last outstanding Option granted under the Plan is exercised, forfeited or expires. With respect to an optionee who is subject to the limitations of Section 10(c)(iv), the relevant Valuation Date for purposes of clause (i)(y) and clause (ii) in the preceding sentence shall be the Valuation Date next succeeding the expiration of the six-month period following the delivery of Shares to the optionee in accordance with the provisions of Section 10(c)(iv).

                  (b) The price per Share to be paid to the optionee upon exercise of the put right shall equal the fair market value of the Shares as of the date of exercise of the put right (the "Put Date Value"), as determined by the applicable Annual Valuation and assuming for purposes of such determination of fair market value that all outstanding Options have been exercised. Payment in respect of the put right will be due, without interest, within 5 business days of the end of the applicable Valuation Period (the "Scheduled Payment Date").

                  (c) Notwithstanding the foregoing, neither the Company nor the Parent shall be obligated to take any action or make any payment in satisfaction of an optionee's exercise of a put right with respect to such entity (the Company or the Parent as the obligor upon the exercise of such put right being hereinafter referred to as the "Put Obligor") (i) if an event of default should then exist and be continuing under the terms of any agreement for indebtedness for borrowed money to which the Put Obligor or any of its subsidiaries or affiliates is a party at such time or (ii) if such action or payment would constitute a default or an event of default or result in a mandatory prepayment requirement under the terms of any agreement for indebtedness for borrowed money to which the Put Obligor or any of its subsidiaries or affiliates is a party at such time (each a "Financing Limitation"). If the Put Obligor is unable to make payments in respect of the exercise of a put right due to a Financing Limitation, the Put Obligor will make payment of the Put Date Value at the earliest practicable

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date following the date when such payment would no longer contravene a Financing
Limitation, together with interest at the prime rate from the Scheduled Payment Date to the date of payment by the Put Obligor.

            16.   CALL RIGHTS

            Prior to the consummation of a registered initial public offering of Shares pursuant to an effective registration statement under the Securities Act of 1933, if an optionee whose employment has terminated for any reason holds Shares of the Company acquired upon the exercise of an Option, the Company may, in its discretion, purchase all or any number of such Shares that have been held by the optionee for a period of more than six (6) months, on any succeeding Valuation Date; provided, that the Parent, may in its discretion, purchase such Shares in lieu of the Company making such purchase. The purchase price for such Shares shall be (i) if the optionee's employment is terminated for Cause or violates any non-competition restrictions applicable during the optionee's employment and for nine (9) months thereafter, the lower of the exercise price or the then fair market value per Share as determined by the applicable Annual Valuation and (ii) if the optionee's employment terminates for any reason other than for Cause and the optionee has not violated such non-competition restrictions, the then fair market value per Share as determined by the applicable Annual Valuation.

            17.   WITHHOLDING TAXES

                  (a) Whenever under the Plan Shares are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the optionee or grantee remit an amount sufficient to satisfy the minimum federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy the minimum federal, state and other governmental withholding tax requirements related thereto or to the delivery of any Shares under the Plan. Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to Section 10 of the Plan, the optionee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.

                  (b) Without limiting the generality of the foregoing, (i) an optionee or grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted Shares owned by the optionee or grantee for at least six months (or such other period as the Committee may determine) having a fair market value (determined as of the date of such delivery by the optionee or grantee) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, the optionee or grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the optionee or grantee incurring any

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liability  under Section 16(b) of the Act; and (ii) the Committee may permit any such delivery to be made by withholding Shares from the Shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised).

            18.   AMENDMENT AND DISCONTINUANCE

            The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any optionee or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected optionee, holder or beneficiary.

            19.   SECURITIES LAWS.

            Notwithstanding any provision of the Plan or any Option Agreement to the contrary, the exercise of the Options and delivery of Shares in connection therewith will be subject to completion of any registration or qualification (or satisfaction of an available exemption from registration or qualification) of the Options or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Company, on the advice of counsel, determines to be necessary or advisable.

            20.   GOVERNING LAWS

            The Plan shall be applied and construed in accordance with and governed by the law of the state of Delaware, to the extent such law is not superseded by or inconsistent with Federal law.

            21.   EFFECTIVE DATE AND DURATION OF PLAN

            The Plan shall become effective on August 19, 1997, the date of its adoption by the Board (the "Effective Date"). The term during which Options may be granted under the Plan shall expire on August 18, 2007.

            22.   AMENDMENTS TO AGREEMENTS

            Notwithstanding any other provision of the Plan, the Board, or any authorized committee thereof, may amend the terms of any Option Agreement entered into in connection

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with any award  granted  pursuant to the Plan,  provided  that the terms of such amendments are not inconsistent with the terms of the Plan.






































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